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                                                                   EXHIBIT 10.44




                    AMENDMENT TO PURCHASE AND SALE AGREEMENT


         This Amendment to Purchase and Sale Agreement ("Amendment") is dated this 16th day of July, 1997, and is among HSRTW, Inc., a Delaware corporation, with an office address of 1999 Broadway, Suite 3600, Denver, Colorado 80202 and Horizon Gas Partners, L.P., a Delaware limited partnership with an office address of 2512-C East 71st Street, Tulsa, Oklahoma 74136-5575 (collectively "Seller") and Gothic Energy Corporation, an Oklahoma corporation with an office address of 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105-7148 ("Buyer").

         Seller and Buyer have entered into a Purchase and Sale Agreement date June 30, 1997 (the "Agreement") covering certain Interests (as defined in the Agreement). The parties wish to amend the Agreement as set forth below.
Unless specifically defined in this Amendment, capitalized terms shall have the meaning set forth in the Agreement.

         In consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The first sentence of Section 5.2(b) shall be amended to read as follows:

                       Buyer shall give Seller written notice of Title Defects immediately upon discovering such Title Defects, but in no event after August 15, 1997.

         2. Seller shall provide Exhibits A-2, B, C, D, and E to Buyer on or before August 15, 1997.

         3. Except as set forth in this Amendment, the terms of the Agreement remain unchanged and in full force and effect.



                                           SELLER:

                                           HSRTW, INC.




                                           ------------------------------------
                                           By:  George H. Solich
                                           Title:  Vice President, Acquisitions
                                                   & Divestitures



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                                           HORIZON GAS PARTNERS, L.P.

                                           BY:  HORIZON NATURAL RESOURCES, INC.
                                           GENERAL PARTNER




                                           ------------------------------------
                                           By: R. Shannon Hall
                                           Title:  Vice-President

                                           BUYER:

                                           GOTHIC ENERGY CORPORATION




                                           ------------------------------------
                                           By:  Michael Paulk
                                           Title:  President



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